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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                  May 6, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                         44114-3484
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(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7. EXHIBITS

(c) The following exhibit is being furnished herewith:

    Exhibit No.     Exhibit Description
    -----------     -------------------

       99.1         Financial Supplement of National City Corporation


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The March 31, 2004 Financial Supplement of National City Corporation filed as
Exhibit 99.1 to this Form 8-K updates and replaces the March 31, 2004 Financial Supplement of National City Corporation filed as Exhibit 99.2 to the April 15, 2004 Form 8-K. The Financial Supplement that was previously filed contained certain preliminary financial information, which has been updated in the Financial Supplement filed as Exhibit 99.1 to this Form 8-K. The updated March 31, 2004 Financial Supplement has also been posted on National City Corporation's Web site at www.NationalCity.com. The Financial Supplement of National City Corporation attached hereto as Exhibit 99.1 is being furnished, not filed, under Item 12 of this Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    National City Corporation
                                    ------------------------------------
                                               (Registrant)


Date: May 6, 2004                   By: /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel